EWdfs;dkfmsdklfm STATE STREET CORPORATION 1 State Street Corporation Announces an Intention to Increase Its Quarterly Common Stock Dividend to $0.38 per Share and an Authorization to Purchase Up to $1.4 Billion of its Common Stock Boston, Wednesday, June 29, 2016 State Street Corporation (NYSE:STT) today announced that the Federal Reserve did not object to the Company's capital plan, reviewed by the Federal Reserve as part of the 2016 Comprehensive Capital Analysis and Review (CCAR) process. The capital plan includes a proposed common stock dividend increase and a new common stock purchase program. Under the capital plan, State Street intends to increase its quarterly common stock dividend to $0.38 per share, from $0.34 per share, beginning in the third quarter of 2016. The common stock dividend for the third quarter of 2016 is to be considered by State Street’s Board of Directors at its regularly scheduled meeting in September 2016. Additionally, State Street announced that its Board of Directors has approved a new common stock purchase program authorizing the purchase of up to $1.4 billion of its common stock. The program will be effective July 1, 2016 and extend through June 30, 2017. State Street’s third quarter 2016 common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by the State Street Board of Directors at the relevant times. State Street may commence purchases of its common stock under the new authorization beginning July 1, 2016. Stock purchases may be made using various types of transactions, including open- market purchases or transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, type of transaction and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance, the amount of common stock issued as part of employee compensation programs and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. About State Street Corporation State Street Corporation (NYSE: STT) is one of the world's leading providers of financial services to institutional Contacts: Anthony Ostler +1 617-664-3477 Carolyn Cichon +1 617-664-8672 EXHIBIT 99.1

STATE STREET CORPORATION 2 investors, including investment servicing, investment management and investment research and trading. With $27 trillion in assets under custody and administration and $2 trillion* in assets under management as of March 31, 2016, State Street operates in more than 100 geographic markets worldwide, including the US, Canada, Europe, the Middle East and Asia. * Assets under management include approximately $33 billion as of March 31, 2016, for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Forward-Looking Statements This news release contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our capital plans, involving common stock dividends and purchases and other capital actions, and expectations for returning capital to shareholders. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “propose,” “intend,” “project,” “expect,” “may,” “will,” “objective,” “forecast,” “outlook,” “believe,” “anticipate,” “estimate,” “seek,” “focus,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to June 29, 2016. Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to: • the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; • increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; • the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; • the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; • the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income;

STATE STREET CORPORATION 3 • our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; • the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; • we may not successfully implement our plans to address the deficiencies jointly identified by the Federal Reserve and the FDIC in April 2016 with respect to our 2015 resolution plan, or those plans may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in our resolution plan submission due on October 1, 2016 or in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; • adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; • increasing requirements to obtain the prior approval of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital initiatives may be restricted; • changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; • financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; • our ability to develop and execute State Street Beacon, our multi-year transformation program to create cost efficiencies and to fully digitize our business to support the development of new solutions and capabilities for our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position,

STATE STREET CORPORATION 4 diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; • our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; • the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; • the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; • the potential for losses arising from our investments in sponsored investment funds; • the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; • our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; • the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; • adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; • our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; • our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems and their effective operation both independently and with external systems, and complexities and costs of protecting the security of our systems and data; • our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; • changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; • changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; • our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions;

STATE STREET CORPORATION 5 • the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; • our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; • changes in accounting standards and practices; and • changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward- looking statements are set forth in our 2015 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, June 29, 2016, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.